Inventories	12 Months Ended
Dec. 31, 2021
Classes of current inventories [abstract]
Inventories

7.Inventories

	December 31,	December 31,
	2021	2020

Concentrates	$1,929	$2,327
In-circuit work in progress	886	-
Ore on leach pads	1,515	-
Ore stockpiles	526	607
Spare parts and supplies	5,153	5,135
	10,009	8,069
Long-term ore on leach pads	6,505	-
Long-term ore stockpiles	1,395	1,339
	7,900	1,339

	$17,909	$9,408

Long-term ore on leach pads and ore stockpiles represent inventories expected to convert into saleable form beyond one year.

Effective January 11, 2021, the Relief Canyon Mine declared commercial production resulting in the transfer of $29.3 million from non-producing properties to inventories based on expected recoverable ounces of gold from the leaching process. During the year ended December 31, 2021, the Company recorded ore on leach pads inventory write-downs of $15.1 million from write-downs to net realizable value based on period-end spot prices and $24.8 million from lowering expected gold recoveries due to identification of carbonaceous material.

The amount of inventories recognized in cost of sales was $84.5 million during the year ended December 31, 2021 (2020: $31.2 million), including concentrates, ore on leach pads, and ore stockpiles write-down to net realizable value of $40.6 million, and spare parts and supplies write-down to net realizable value of $0.1 million (2020: $0.3 million and $0.2 million, respectively).